FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED
                                CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of the 7th day of November, 1996, by and among CAIRN ENERGY USA, INC., a Delaware corporation ("Borrower"), ING (U.S.) CAPITAL CORPORATION, f/k/a Internationale Nederlanden (U.S.) Capital Corporation, as agent ("Agent"), and ING (U.S.) CAPITAL CORPORATION ("ING Capital"), MEESPIERSON N.V. ("MeesPierson"), and CREDIT LYONNAIS NEW YORK BRANCH, as lenders (collectively, "Lenders").

                                    RECITALS:

         Borrower, Agent and Lenders entered into that certain First Amended and Restated Credit Agreement dated as of December 20, 1994, as amended by a First Amendment to First Amended and Restated Credit Agreement dated December 12, 1995, a Second Amendment to First Amended and Restated Credit Agreement dated January 15, 1996, and a Third Amendment to First Amended and Restated Credit Agreement dated June 28, 1996 (the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Lenders made and became obligated to make loans to Borrower as therein provided; and Borrower, Agent and Lenders desire to amend the Original Agreement as provided herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                     ARTICLE I - Definitions and References

         ss. 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment, and the following terms when used in this Amendment shall have the following meanings:

                  "Amendment" means this Fourth Amendment to First Amended and Restated Credit Agreement.

                  "Amendment Documents" means this Amendment, the Renewal Notes, the Facility B Notes, the Third Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement, amending the Original Mortgage, as heretofore amended, the Second Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement, amending the Supplemental Mortgage, the First Amendment to Mortgage, Assignment, Security Agreement and Financing Statement, amending the Mortgage, Assignment,

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         Security  Agreement and Financing  Statement  dated February 1, 1995 by
         Borrower in favor of Agent for the benefit of Lenders.

       "Credit Agreement" means the Original Agreement as amended hereby.

          "Original Notes" means, collectively, the "Notes" referred to and defined as such in the Original Agreement.

          "Renewal Notes" has the meaning given it in Section 3.1(ii).

                  ARTICLE II - Amendments to Original Agreement

         ss. 2.1. Defined Terms. The definitions of "Advance", "Commitment Period", "Evaluation Date", "Fixed Rate", "Loan", "Note" and "Percentage Share" set forth in Section 1.1 of the Original Agreement are hereby amended in their entirety to read as follows:

          "Advance" means a Facility A Advance or a Facility B Advance.

        "Commitment Period" means the Facility A Commitment Period or the
         Facility B Commitment Period.

                 "Evaluation Date" means each of the following:

                  (a) June 30 and December 31 of each year, beginning with December 31, 1996; and

                  (b) Each date which either Borrower or Lender, at their respective options, specifies as a date as of which the Borrowing Base is to be redetermined, which date must be the first or last date of a current calendar month; provided that neither Borrower nor Lender shall be entitled to request any such redetermination pursuant to this clause
         (b) more than once during any six (6) month period, and that Borrower shall not be entitled to request any such redetermination after the expiration of the Facility A Commitment Period; and

                  (c)  Each date specified as an Evaluation Date pursuant to
          Section 2.11(b).

                  "Fixed Rate" means, with respect to each particular Fixed Rate Portion and the associated Eurodollar Rate and Reserve Percentage, the rate per annum calculated by Agent (rounded upwards, if necessary, to the next higher 0.01%) determined on a daily basis pursuant to the following formula:

                  Fixed Rate =

                  Eurodollar Rate             + Fixed Rate Spread
                  100.0% - Reserve Percentage


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         where Fixed Rate Spread means for any day:

                  (i)  with respect to Facility A:

                           (A) if the aggregate unpaid principal  balance of the
                  Facility A Loans at the end of such day plus the amount of all LC Obligations outstanding at the end of such day is less than seventy-five percent (75%) of the Borrowing Base, one and one-quarter percent (1.25%) per annum; and

                           (B) if the aggregate unpaid principal  balance of the
                  Facility A Loans at the end of such day plus the amount of all LC Obligations outstanding at the end of such day is equal to or greater than seventy-five percent (75%) of the Borrowing Base, one and one half percent (1.5%) per annum.

                  (ii)  with respect to Facility B:

                           (A) if the Debt to Proved Reserves Ratio is less than
                  50%, three and one-quarter percent (3.25%) per annum;

                           (B) if the Debt to Proved  Reserves Ratio is equal to
                  or greater than 50%, but less than or equal to 55%, three and one-half percent (3.5%) per annum; and

                           (C) if the Debt to Proved  Reserves  Ratio is greater
                  than 55%, three and three-quarters percent (3.75%) per annum.

         If the Reserve Percentage changes during the Interest Period for a Fixed Rate Portion, Agent may, at its option, either change the Fixed Rate for such Fixed Rate Portion or leave it unchanged for the duration of such Interest Period. If the Fixed Rate Spread changes during the Interest Period for a Fixed Rate Portion, the Fixed Rate shall change for such Fixed Rate Portion. The Fixed Rate shall in no event, however, exceed the Highest Lawful Rate.

                  "Loan" means each of the Facility A Loan and the Facility B Loan (collectively, "Loans").

                  "Note" means each of the Facility A Note and the Facility B Note (collectively "Notes").

                  "Percentage Share" means, with respect to any Lender (a) so long as no Facility B Loans are outstanding, such Lender's Facility A Percentage Share, and (b) when used otherwise, the percentage equal to the unpaid principal balance of such Lender's Loans at the time in question divided by the aggregate unpaid principal balance of all Loans at such time.

     The following new definitions of "Debt to PDP/PDNP Reserves Ratio", "Debt to Proved Reserves Ratio", "Facility", "Facility A", "Facility A Advance", "Facility A

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Commitment Period",  "Facility A Loan",  "Facility A Note",  "Facility A Maximum
Loan Amount", "Facility A Percentage Share", "Facility B", "Facility B Advance", "Facility B Commitment Period", "Facility B Loan", "Facility B Note", "Facility B Maximum Loan Amount", "Facility B Percentage Share", "First Allotment", "Second Allotment", "Third Allotment", "Proved Reserves", "PDP Reserves", "PDNP Reserves" "PUD Reserves" and "SEC 10 Present Value" are hereby added to Section
1.1 of the Original Agreement, to read as follows:

                  "Debt to PDP/PDNP Reserves Ratio" means the ratio obtained by dividing (a) Borrower's Consolidated Debt, by (b) the SEC 10 Present Value, as determined in the most-recent Engineering Report delivered to Agent and Lenders, attributed to all PDP Reserves and PDNP Reserves of Borrower in such Engineering Report ascribed to the properties subject to the Mortgage.

                  "Debt to Proved Reserves Ratio" means the ratio obtained by dividing (a) Borrower's Consolidated Debt, by (b) the SEC 10 Present Value, as determined in the most-recent Engineering Report delivered to Agent and Lenders, attributed to all Proved Reserves of Borrower in such Engineering Report ascribed to the properties subject to the Mortgage.

               "Facility" means each of Facility A and Facility B.

               "Facility A" means the revolving credit facility provided for in
         Section 2.1(a).

                  "Facility A Advance", "Facility A Loan" and "Facility A Note" have the meanings given in Section 2.1(a).

                  "Facility A Commitment Period" means the period from and including the date hereof until and including September 30, 1997 (or, if earlier, the day on which the Facility A Notes first become due and payable in full).

                  "Facility  A  Maximum  Loan   Amount"   means  the  amount  of
         $75,000,000 as the same may be reduced by Borrower pursuant to Section 2.12.

                  "Facility A Percentage Share" means, with respect to any Lender (a) when used in Sections 2.1(a), 2.5(a), 2A.3 or 2A.4, in any Request for Advance for Facility A Advances, or when no Loans or LC Obligations are outstanding hereunder, the percentage set forth opposite such Lender's name on the signature pages of this Agreement, and (b) when used otherwise, the percentage obtained by dividing (i) the sum of the unpaid principal balance of such Lender's Facility A Loans at the time in question plus the Matured LC Obligations which such Lender has funded pursuant to Section 2A.3(c) plus the portion of the Maximum Drawing Amount which such Lender might be obligated to fund under Section 2A.3(c), by (ii) the sum of the aggregate unpaid principal balance of all Facility A Loans at such time plus the aggregate amount of LC Obligations outstanding at such time.

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                "Facility B" means the revolving credit facility provided for in
         Section 2.1(b).

                  "Facility B Advance", "Facility B Loan" and "Facility B Note" have the meanings given in Section 2.1(b).

                  "Facility B Commitment Period" means the period from and including the date hereof until and including December 31, 1997 (or, if earlier, the day on which the Facility B Notes first become due and payable in full).

                  "Facility  B  Maximum  Loan   Amount"   means  the  amount  of
         $14,000,000 as the same may be reduced by Borrower pursuant to Section 2.12.

                  "Facility B Percentage Share" means, with respect to any Lender, the percentage set forth opposite such Lender's name on the signature pages of this Agreement.

                  "First Allotment", "Second Allotment" and "Third Allotment" shall have the meanings given them in Section 2.1(b).

                  "Proved Reserves" means "Proved Reserves" as defined in the Definitions for Oil and Gas Reserves promulgated by the Society of Petroleum Engineers (or any generally recognized successor) as in effect at the time in question. "PDP Reserves" means Proved Reserves which are categorized as both "Developed" and "Producing" in such Definitions, "PDNP Reserves" means Proved Reserves which are categorized as both "Developed" and "Nonproducing" in such Definitions, and "PUD Reserves" means Proved Reserves which are categorized as "Undeveloped" in such Definitions.

                  "SEC 10 Present Value" means the discounted present value of Proved Reserves, PDP Reserves, PDNP Reserves or PUD Reserves, as the case may be, utilizing a discount rate of ten percent (10%) per annum.

         ss. 2.2. Advances. Section 2.1 of the Original Agreement is hereby amended in its entirety to read as follows:

         Section 2.1  Advances.

                  (a) Facility A Advances. Subject to the terms and conditions hereof, each Lender agrees to make advances to Borrower (herein called such Lender's "Facility A Advances") upon request from time to time during the Facility A Commitment Period so long as (a) each Facility A Advance by such Lender does not exceed such Lender's Facility A Percentage Share of the aggregate amount of Facility A Advances then requested from all Lenders, (b) the sum of (i) the aggregate amount of such Lender's Facility A Advances outstanding at any time, plus (ii) the Maximum Drawing Amount for which such Lender is liable to purchase participations under Section 2A.3(c), plus (iii) the Matured LC

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     Obligations which have been funded by such Lender under such section,  does not exceed such Lender's Facility A Percentage Share of the Borrowing Base determined as of the date on which the requested Facility A Advance is to be made, and (c) the aggregate amount of all Facility A Advances plus all LC Obligations does not exceed the Borrowing Base. The aggregate amount of all Facility A Advances requested of all Lenders in any Request for Advance must be greater than or equal to $100,000 or must equal the unadvanced portion of the Borrowing Base. The obligation of Borrower to repay to each Lender the aggregate amount of all Facility A Advances made by such Lender (herein called such Lender's "Facility A Loan"), together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called such Lender's "Facility A Note") made by Borrower payable to the order of each such Lender in the form of Exhibit A-1 with appropriate insertions. For the convenience of the parties hereto, the aggregate face amount of the Facility A Notes exceeds the Borrowing Base as of the date hereof. Notwithstanding the larger aggregate face amount of the Facility A Notes, no additional commitment to advance funds beyond the amount of the Borrowing Base is intended by or should be implied from the aggregate face amount of the Facility A Notes. The amount of principal owing on any Lender's Facility A Note at any given time shall be the aggregate amount of all Facility A Advances theretofore made by such Lender minus all payments of principal theretofore received by such Lender on such Facility A Note. Interest on each Facility A Note shall accrue and be due and payable as provided herein and therein. Subject to the terms and conditions hereof, Borrower may borrow, repay, and reborrow hereunder during the Facility A Commitment Period. It is contemplated that Borrower may request an extension of the Facility A Commitment Period by giving written notice of such request to each Lender at least 120 days prior to the end of the Facility A Commitment Period. If such a request is given by such time and specifies an extension for a period of not more than one year and if Lenders have received all information which Lenders have requested for purposes of making such determination, Lenders will determine whether or not to grant such request within 60 days after receipt of such request (or if later, receipt of such information). Any such determination to extend the Facility A Commitment Period shall be within the sole, unconditional discretion of each Lender, and may be made subject to such terms and conditions as each Lender may specify its sole, unconditional discretion.

                  (b) Facility B Advances. Subject to the terms and conditions hereof, each Lender agrees to make advances to Borrower (herein called such Lender's "Facility B Advances") upon request from time to time during the Facility B Commitment Period so long as (a) each Facility B Advance by such Lender does not exceed such Lender's Facility B Percentage Share of the aggregate amount of Facility B Advances then requested from all Lenders, (b) the aggregate amount of such Lender's Facility B Advances outstanding at any time does not exceed such Lender's Facility B Percentage Share of the Facility B Maximum Loan Amount, determined as of the date on which the requested Facility B Advance is to be made, and (b) the aggregate amount of all Facility B Advances does not exceed

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         the  Facility  B  Maximum  Loan  Amount.  The  aggregate  amount of all
         Facility B Advances requested of all Lenders in any Request for Advance must be greater than or equal to $100,000 or must equal the unadvanced portion of the Facility B Maximum Loan Amount. Upon Borrower's request in compliance with Section 2.2, one or more Facility B Advances in an aggregate amount of up to $5,000,000 shall be made in the first allotment (the "First Allotment"), one or more Facility B Advances in an additional aggregate amount of up to $5,000,000 shall be made in the second allotment (the "Second Allotment"), and one or more Facility B Advances in an additional aggregate amount of up to $4,000,000 shall be made in the third allotment (the "Third Allotment"). The obligation of Borrower to repay to each Lender the aggregate amount of all Facility B Advances made by such Lender (herein called such Lender's "Facility B Loan"), together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called such Lender's "Facility B Note") made by Borrower payable to the order of each such Lender in the form of Exhibit A-2 with appropriate insertions. The amount of principal owing on any Lender's Facility B Note at any given time shall be the aggregate amount of all Facility B Advances theretofore made by such Lender minus all payments of principal theretofore received by such Lender on such Facility B Note. Interest on each Facility B Note shall accrue and be due and payable as provided herein and therein. Borrower may not borrow, repay, and reborrow hereunder during the Facility B Commitment Period.

         ss. 2.3. Use of Proceeds. The first sentence of Section 2.3 of the Original Agreement is hereby amended in its entirety to read as follows:

                  Section 2.3. Use of Proceeds. Borrower shall use (a) all funds from Facility A Advances to provide funds for (i) acquisitions of oil and gas reserves, (ii) exploratory drilling and developmental drilling with respect to oil and gas properties owned as of September 1, 1996 and development expenses with respect to oil and gas properties acquired after September 1, 1996, (iii) up to $10,000,000 for exploration expenses in respect to oil and gas properties acquired after September 1, 1996, (iv) refinancing its Matured LC Obligations, and (v) for its general corporate purposes, and (b) all funds from Facility B Advances as follows: (i) under the First Allotment, for general corporate purposes, and (ii) under the Second Allotment and the Third Allotment, pursuant to the Development Proposal approved by Agent and Lenders submitted by Borrower in connection with such Facility B Advances.

         ss. 2.4. Rate Elections. The first sentence of Section 2.4 of the Original Agreement is hereby amended in its entirety to read as follows:

                  Section 2.4. Rate Elections. Borrower may from time to time designate all or any portions of the Loans (including any yet to be made Advances which are to be made prior to or at the beginning of the designated Interest Period but excluding any portions of the Loans which are required to be repaid prior to the end of the designated Interest Period) as a "Tranche", which term refers to a set

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         of Fixed Rate Portions with  identical  Interest  Periods and with each
         Lender participating in such Tranche in accordance with its Facility A Percentage Share, as to Facility A Loans, or Facility B Percentage Share (as to Facility B Loans).

         ss. 2.5. Commitment Fees. Section 2.5 of the Original Agreement is hereby amended in its entirety to read as follows:

     Section 2.5. Commitment Fees. In consideration of each Lender's commitment to make Advances, Borrower will pay to Agent for the account of each Lender:

                           (a) a commitment  fee  determined on a daily basis by
                  applying a rate of one-half of one percent (0.5%) per annum to such Lender's Facility A Percentage Share of the unused portion of the Borrowing Base on each day during the Facility A Commitment Period, determined for each such day by deducting from the amount of the Borrowing Base at the end of such day the sum of (i) the aggregate unpaid principal balance of the Loans at the end of such day plus (ii) the amount of all LC Obligations outstanding at the end of such day;

                           (b) a commitment  fee  determined on a daily basis by
                  applying a rate of one-half of one percent (0.5%) per annum to such Lender's Facility B Percentage Share of the unused portion of the Facility B Maximum Loan Amount on each day during the Facility B Commitment Period, determined for each such day by deducting from the amount of the Facility B Maximum Loan Amount at the end of such day the aggregate unpaid principal balance of the Facility B Loans at the end of such day; and

                           (c) the  arrangement fee specified for such Lender in
                  a separate letter agreement between Borrower and Lenders.

         Such commitment fees shall be due and payable in arrears on the last day of each Fiscal Quarter and at the end of the respective Commitment Periods. Such arrangement fee shall be payable as specified in such letter.

     ss. 2.6. Optional Prepayments. Section 2.6 of the Original Agreement is hereby amended in part by adding a new sentence immediately following the first sentence thereof, to read as follows:

         Each partial prepayment of principal on the Facility A Loans made after the end of the Facility A Commitment Period shall be applied to the regular installments of principal due under the Facility A Notes in the inverse order of its maturity.

     ss.  2.7. Mandatory Prepayments.  The first clause of the first sentence of
          Section 2.7(a) of the Original Agreement is hereby amended in its entirety to read as follows:

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                  Section  2.7.  Mandatory  Prepayments.  (a) If  the  aggregate unpaid principal balance of the Facility A Loans plus the aggregate amount of outstanding LC Obligations ever exceeds the Borrowing Base, or if the aggregate unpaid principal balance of the Facility B Loans ever exceeds the Facility B Maximum Loan Amount, Borrower shall, within thirty (30) Business Days after Agent gives notice of such fact to Borrower, either

     ss. 2.8. Regular Payments. Section 2.8 of the Original Agreement is hereby amended in its entirety to read as follows:

                  Section 2.8 Regular Payments. Borrower will pay interest on the Loans as specified in the Notes. Borrower will repay the aggregate principal amount of the Facility A Loans outstanding on the last day of the Facility A Commitment Period in fourteen (14) quarterly installments, on the first day of each January, April, July and October, beginning January 1, 1998. Each of the first four (4) such installments shall be in an amount equal to ten percent (10%) of the aggregate unpaid principal balance of the Facility A Loans at the end of the Facility A Commitment Period; each of the next four (4) such installments shall be in an amount equal to nine percent (9%) of the aggregate unpaid principal balance of the Facility A Loans at the end of the Facility A Commitment Period; and each of the last six (6) such installments shall be in an amount equal to four percent (4%) of the aggregate unpaid principal balance of the Facility A Loans at the end of the Facility A Commitment Period. Such amounts shall be rounded upwards to the nearest $1,000. Agent shall determine the amount of each such principal installment, which amount shall be conclusive, absent manifest error. Borrower will repay the aggregate principal amount of the Facility B Loans on the maturity date set forth in the Facility B Notes.

     ss.  2.9. Subsequent Determinations of Borrowing Base. The last sentence of
          Section 2.11(a) of the Original Agreement is hereby amended in its entirety to read as follows:

         It is expressly understood that Lenders have no obligation to agree upon or designate the Borrowing Base at any particular amount, whether in relation to the Facility A Maximum Loan Amount or otherwise, and that Lenders' commitments to advance funds hereunder is determined by reference to the Borrowing Base from time to time in effect, which Borrowing Base shall be used to the extent permitted by law and regulatory authorities, for the purposes of Section 2.13.

     ss. 2.10. Borrower's Reduction of Borrowing Base and Facility B Maximum Loan Amount. Section 2.12 of the Original Agreement is hereby amended in its entirety to read as follows:

                  Section 2.12. Borrower's Reduction of Borrowing Base and Facility B Maximum Loan Amount. Until the termination of the Facility A Commitment Period Borrower may, during the ten-day period beginning on each Determination Date (each such period being called in this section an "Option Period"), reduce

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         the  Borrowing  Base from the amount  designated by Agent to any lesser amount. To exercise such option Borrower must within an Option Period send notice to Agent of the amount of the Borrowing Base chosen by Borrower. If Borrower does not affirmatively exercise this option during an Option Period the Borrowing Base shall be the amount designated by Agent under Section 2.11. Any choice by Borrower of a Borrowing Base shall be effective as of the first day of the Option Period during which such choice was made and shall continue in effect until the next date as of which the Borrowing Base is redetermined. Until the termination of the Facility B Commitment Period Borrower may reduce the Facility B Maximum Loan Amount. Any such reduction shall permanently reduce the Facility B Maximum Loan Amount.

     ss. 2.11. Letters of Credit. Section 2A.1(a), (b) and (c) of the Original Agreement are hereby amended in their entirety to read as follows:

                  Section 2A.1. Letters of Credit. Subject to the terms and conditions hereof, Borrower may during the Facility A Commitment Period request Agent to issue one or more Letters of Credit, provided that, after taking such Letter of Credit into account:

                           (a) the sum of the  aggregate  amount of  Facility  A
                  Advances outstanding at such time plus the aggregate amount of LC Obligations at such time, does not exceed the Borrowing Base at such time; and

                           (b) the aggregate amount of LC Obligations at such time does not exceed $10,000,000; and

                           (c) the  expiration  date of such Letter of Credit is
                  prior to the end of the Facility A Commitment Period.

     ss. 2.12. Letters of Credit Advances; Letter of Credit Fees. Section 2A.3(b) of the Original Agreement is hereby amended in its entirety to read as follows:

                  (b) Letter of Credit Advances. If the beneficiary of any Letter of Credit makes a draft or other demand for payment thereunder then Borrower may, during the interval between the making thereof and the honoring thereof by Agent, request Lenders to make Facility A Advances to Borrower in the amount of such draft or demand, which Facility A Advances shall be made concurrently with Agent's payment of such draft or demand and shall be immediately used by Agent to repay the amount of the resulting Matured LC Obligation. Such a request by Borrower shall be made in compliance with all of the provisions hereof, provided that for the purposes of Section 2A.1(a), the amount of such Facility A Advances shall be considered, but the amount of the Matured LC Obligation to be concurrently paid by such Facility A Advances shall not be considered.


58704 08037 CORP 133021
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



         The references to "Percentage Share" in Sections 2A.3(c), 2A.3(d) and 2A.4 of the Original Agreement are hereby amended to refer instead to "Facility A Percentage Share".

     ss. 2.13. Additional Conditions Precedent to Facility B Advances. Article III of the Original Agreement is hereby amended by adding a new
          Section 3.3 at the end thereof, to read as follows:

           Section 3.3.  Additional Conditions Precedent to Facility B Advances.

                  (a) Conditions to Facility B Advances under First Allotment. No Lender has any obligation to make any Facility B Advance under the First Allotment unless: Borrower shall have paid to Agent, for the account of each Lender in accordance with such Lender's Facility B Percentage Share, a drawdown fee equal to three-tenths percent (0.3%) of such Facility B Advance under the First Allotment.

                  (b) Conditions to Facility B Advances under Second Allotment. No Lender has any obligation to make any Facility B Advance under the Second Allotment unless: (i) Borrower shall have paid to Agent, for the account of each Lender in accordance with such Lender's Facility B Percentage Share, a drawdown fee equal to one and fifteen hundredths percent (1.15%) of such Facility B Advance under the Second Allotment,
         (ii) after the making of such Facility B Advance, the Debt to Proved Reserves Ratio shall be less than or equal to sixtytwo percent (62%),
         (iii) at the time of such Facility B Advance, total Proved Reserves of Borrower, as determined in the most-recent Engineering Report delivered to Agent and Lenders, shall be not less than 75 billion cubic feet, and
         (iv) Majority Lenders shall have approved the Development Proposal submitted by Borrower regarding such Facility B Advance.

                  (c) Conditions to Facility B Advances under Third Allotment. No Lender has any obligation to make any Facility B Advance under the Third Allotment unless: (i) Borrower shall have paid to Agent, for the account of each Lender in accordance with such Lender's Facility B Percentage Share, a drawdown fee equal to one and six-tenths percent (1.6%) of such Facility B Advance under the Third Allotment, (ii) after the making of such Facility B Advance, the Debt to Proved Reserves Ratio shall be less than or equal to sixty-two percent (62%), (iii) after the making of such Facility B Advance, the Debt to PDP/PDNP Reserves Ratio shall be less than or equal to one hundred eight percent (108%), (iv) at the time of such Facility B Advance, total Proved Reserves of Borrower, as determined in the most-recent Engineering Report delivered to Agent and Lenders, shall be not less than 85 billion cubic feet, and (v) Majority Lenders shall have approved the Development Proposal submitted by Borrower regarding such Facility B Advance.

         For purposes of the foregoing, a "Development Proposal" means a detailed proposal to Agent and Lenders from Borrower describing the development of properties subject to the Mortgage to be completed with the proceeds of a

58704 08037 CORP 133021
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



         Facility B Advance, acceptable to Agent and Lenders in their sole discretion in substance, form and detail, and expressly setting out (1) the specific development activities on specified properties subject to the Mortgage that are to be completed with the proceeds of such Facility B Advance, (2) a timetable for such activities, and (3) costs and expenses, net to the interest of Borrower.

     ss. 2.14. Exhibits. Exhibits A and B to the Original Agreement are hereby amended in their entirety to read as set forth in Exhibits A-1 and A-2 and Exhibit B, respectively, attached hereto.

         ss. 2.15.  Borrowing  Base. As  contemplated in and pursuant to Section
2.11 of the Credit Agreement, Agent hereby designates the new Borrowing Base under the Credit Agreement as $50,000,000, effective as of the date hereof and continuing until but not including the next date as of which the Borrowing Base is redetermined.

         ss. 2.16. Percentage Shares. For purposes of the definitions of "Facility A Percentage Share" and "Facility B Percentage Share", such definitions shall not refer to the percentages set forth on the signature pages to the Original Agreement, but shall refer instead to the percentages set forth on the signature pages hereto.

                    ARTICLE III - Conditions of Effectiveness

         ss. 3.1. Effective Date. This Amendment shall become effective as of the date first above written when (i) Agent shall have received this Amendment at Agent's office duly authorized, executed and delivered by Borrower and each Lender, (ii) Borrower shall have issued and delivered to each Lender a Promissory Note (each a "Renewal Note") in the form attached hereto as Exhibit A-1, duly executed on behalf of Borrower, a Promissory Note in the form attached as Exhibit A-2, duly executed on behalf of Borrower, and shall have delivered to Agent each other Amendment Document, duly executed on behalf of Borrower, (iii) Borrower shall have paid to Agent (A) a Facility A extension fee in the amount of $20,000 for the account of ING Capital and MeesPierson, to be shared ratably in accordance with their Facility A Percentage Shares, (B) a Facility A facility fee in the amount of $15,000 for the account of Credit Lyonnais, and (C) a Facility B facility fee in the amount of $75,000 for the account of Lenders, and
(iv) Agent shall have additionally received all of the following documents each being duly authorized, executed and delivered, and in form and substance satisfactory to Agent and each Lender:

                  (a) Opinion of Counsel for Borrower. A written opinion of Jenkens & Gilchrist, a Professional Corporation, counsel for Borrower, dated as of the date of this Amendment, addressed to Agent and Lenders, to the effect that this Amendment and each other Amendment Document has been duly authorized, executed and delivered by Borrower and that the Credit Agreement constitutes the legal, valid and binding obligations of Borrower, enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to general principles of equity).


58704 08037 CORP 133021
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



                  (b) Omnibus Certificate. An Omnibus Certificate of the Secretary and of the Chairman of the Board or President of Borrower of even date with this Amendment, which shall contain the names and signatures of the officers authorized to execute this Amendment and which shall certify to the truth, correctness and completeness of: (i) all of the exhibits attached to that certain Omnibus Certificate dated as of December 20, 1994, made by such officers of Borrower, and (ii) a copy of resolutions duly adopted by the Board of Directors of Borrower and in full force and effect at the time this Amendment is entered into, authorizing the execution of this Amendment.

                  (c) Compliance Certificate. A Compliance Certificate of the Chief Financial Officer of Borrower, of even date with this Amendment, in which such officer shall certify, to the best of his knowledge and belief after due inquiry, to the satisfaction of the conditions set out in subsections (a) through (d), inclusive, of Section 3.2 of the Original Agreement as of the date hereof.

             ARTICLE IV - Representations, Warranties and Covenants

     ss. 4.1. Representations, Warranties and Covenants of Borrower. In order to induce Agent and Lenders to enter into this Amendment, Borrower represents, warrants and covenants to Agent and each Lender that:

                  (a) The  representations  and warranties  contained in Section
         4.1 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that such representations and warranties are made in the Original Agreement only in reference to a specific date and except to the extent that the facts upon which such representations are based have been changed by the extension of credit under the Credit Agreement.

                  (b) Borrower is duly authorized to execute and deliver this Amendment, the Renewal Notes and each other Amendment Document and is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment, the Renewal Notes and each other Amendment Documents and to authorize the performance of the obligations hereunder and thereunder.

                  (c) The execution and delivery by Borrower of this  Amendment, the Renewal Notes and each other Amendment Document and the performance by it of its obligations hereunder and under the Credit Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation or bylaws of Borrower or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower, except as expressly contemplated in the Loan Documents. Except for those which have been duly obtained, no consent, approval,

58704 08037 CORP 133021
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



         authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment, the Renewal Notes or any Amendment Document or to consummate the transactions contemplated hereby and thereby.

                  (d) When this Amendment, the Renewal Notes and each other Amendment Document is duly executed and delivered, each of this Amendment, the Renewal Notes, the other Amendment Documents and the Credit Agreement will be a legal and binding instrument and agreement of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws and by general principles of equity.

                  (e) The audited annual Consolidated financial statements of Borrower dated as of December 31, 1995 and the unaudited quarterly Consolidated financial statements of Borrower dated as of September 30, 1996 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and cash flows for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to Lender. Since September 30, 1996, no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.

                            ARTICLE V - Miscellaneous

         ss. 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, the Renewal Notes, and the other Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also and any reference in any Loan Document to any other document or instrument amended, renewed, extended or otherwise affected by this Amendment, the Renewal Notes or the other Amendment Documents shall also refer to such Amendment, such Renewal Notes and such Amendment Documents. Any reference to any Note in any other Loan Document shall be deemed to be a reference to each Renewal Note. The execution, delivery and effectiveness of this Amendment, the Renewal Notes and each other Amendment Document shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

         ss. 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof and the issuance and delivery of each Renewal Note, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit Agreement to Agent or any Lender shall be deemed to constitute representations

58704 08037 CORP 133021
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



and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

         ss. 5.3. Protection of Security Interests and Liens. Borrower agrees to deliver to Agent within fifteen days after request any additional amendments or supplements to any Security Documents, properly completed and executed (and acknowledged when required) by Borrower, in form and substance satisfactory to Agent, which Agent reasonably requests for the purpose of perfecting, confirming, or protecting any Liens or other rights in Collateral securing any Obligations in connection with the extension and renewal herein and in the Renewal Notes and the extension of Facility B.

         ss. 5.4. Loan Documents. This Amendment, each Renewal Note and each other Amendment Document is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

         SS. 5.5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY
APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

         ss. 5.6. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                                     CAIRN ENERGY USA, INC.


                                                     By:
                                                          J. Munro M. Sutherland
                                                          Senior Vice President

58704 08037 CORP 133021
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



              Percentage         Maximum
                 Share         Loan Amount

Facility A:   40%              $30,000,000           ING (U.S.) CAPITAL CORPORATION

Facility B:   35.714286%       $5,000,000
                                                     By:
                                                          Trond O. Rokholt, Senior Vice President

              Percentage         Maximum
                 Share         Loan Amount

Facility A:   30%              $22,500,000           MEESPIERSON N.V.

Facility B:   32.142857%       $4,500,000
                                                     By:
                                                          Darrell W. Holley, Vice President

              Percentage         Maximum
                 Share         Loan Amount

Facility A:   30%              $22,500,000           CREDIT LYONNAIS NEW YORK BRANCH

Facility B:   32.142857%       $4,500,000
                                                     By:
                                                          Name:
                                                          Title:

                                                     Address for Notices:

                                                     1000 Louisiana - Suite 5360
                                                     Houston, Texas  77002
                                                     Attention: Christine Byerly

                                                     Telephone: (713) 751-0500
                                                     Telecopy: (713) 751-0307

58704 08037 CORP 133021
                                       16

                                   EXHIBIT A-1


                                 PROMISSORY NOTE
                                  (FACILITY A)

$_________________              New York, New York              November 7, 1996

         FOR VALUE RECEIVED, the undersigned, Cairn Energy USA, Inc., a Delaware corporation (herein called "Borrower"), hereby promises to pay to the order of ____________________________, a ____________________ (herein called "Lender"), the principal sum of  ______________________________  Dollars ($__________), or,
if greater or less, the aggregate unpaid principal amount of the Facility A Loan made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of the Agent under the Credit Agreement, 135 East 57th Street, New York, New York or at such other place within New York, New York, as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Credit Agreement dated December 20, 1994 among Borrower, Internationale Nederlanden (U.S.) Capital Corporation, as Agent, and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a "Facility A Note" as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

         For the purposes of this Note, the following terms have the meanings assigned to them below:

                  "Base Rate Payment Date" means (i) the last day of each March, June, September and December, beginning December 31, 1996, and (ii) any day on which past due interest or principal is owed hereunder and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal hereon shall be deferred from one Base Rate Payment Date to another day, such other day shall also be a Base Rate Payment Date.


58704 08037 CORP 133021
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



                  "Fixed Rate Payment Date" means, with respect to any Fixed Rate Portion: (i) the day on which the related Interest Period ends (and, if such Interest Period is three months or longer, the three-month anniversary of the first day of such Interest Period), and
         (ii) any day on which past due interest or past due principal is owed hereunder with respect to such Fixed Rate Portion and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal with respect to such Fixed Rate Portion shall be deferred from one Fixed Rate Payment Date to another day, such other day shall also be a Fixed Rate Payment Date.

         The principal  amount of this Note shall be due and payable in fourteen
(14) quarterly installments, and shall be due and payable on the first day of each January, April, July and October, beginning January 1, 1998, and continuing regularly thereafter until March 31, 2001, at which time the unpaid principal balance of this Note and all interest accrued hereon shall be due and payable in full. Each of the first four (4) such installments shall be in an amount equal to ten percent (10%) of the aggregate unpaid principal balance of the Facility A Loans at the end of the Facility A Commitment Period; each of the next four (4) such installments shall be in an amount equal to nine percent (9%) of the aggregate unpaid principal balance of the Facility A Loans at the end of the Facility A Commitment Period; and each of the last six (6) such installments shall be in an amount equal to four percent (4%) of the aggregate unpaid principal balance of the Facility A Loans at the end of the Facility A Commitment Period. Such amounts shall be rounded upwards to the nearest $1,000. Agent shall determine the amount of each such principal installment, which amount shall be conclusive, absence manifest error. On March 31, 2001 the unpaid principal balance of this Note and all interest accrued hereon shall be due and payable in full.

         The Base Rate Portion of the Facility A Loan (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the Base Rate in effect on such day. On each Base Rate Payment Date Borrower shall pay to the holder hereof all unpaid interest which has accrued on the Base Rate Portion to but not including such Base Rate Payment Date. Each Fixed Rate Portion of the Facility A Loan (exclusive of any past due principal or interest) shall bear interest on each day during the related Interest Period at the related Fixed Rate in effect on such day. On each Fixed Rate Payment Date relating to such Fixed Rate Portion Borrower shall pay to the holder hereof all unpaid interest which has accrued on such Fixed Rate Portion to but not including such Fixed Rate Payment Date. All past due principal of and past due interest on the Facility A Loan shall bear interest on each day outstanding at the Late Payment Rate in effect on such day, and such interest shall be due and payable daily as it accrues. Notwithstanding the foregoing provisions of this paragraph: (a) this Note shall never bear interest in excess of the Highest Lawful Rate, and (b) if at any time the rate at which interest is payable on this Note is limited by the Highest Lawful Rate (by the foregoing clause (a) or by reference to the Highest Lawful Rate in the definitions of Base Rate, Fixed Rate, and Late Payment Rate), this Note shall bear interest at the Highest Lawful Rate and shall continue to bear interest at the Highest Lawful Rate until such time as the total amount of interest accrued hereon equals (but

58704 08037 CORP 133021
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



does not exceed) the total amount of interest which would have accrued hereon had there been no Highest Lawful Rate applicable hereto.

         Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

         If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

         Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         This Note and the other Facility A Notes of even date herewith in the aggregate principal amount of $75,000,000 are given in renewal, extension and increase of (but not in extinguishment or novation of): (1) those certain Promissory Notes dated December 20, 1994, in the aggregate original principal amount of $50,000,000, made by Borrower to the order of Lenders, as amended by Amendments and Allonges dated December 12, 1995, which notes were made in renewal, extension and replacement of (but not in extinguishment or novation
of): (2) that certain promissory note dated May 10, 1994, made by Borrower in the original principal amount of $30,000,000, made by Borrower to the order of Internationale Nederlanden (U.S.) Capital Corporation ("ING Capital"), which note was made in renewal, extension and increase of (but not in extinguishment or novation of): (3) that certain promissory note (Facility A) in the original principal amount of $25,000,000 and that certain promissory note (Facility B) in the original principal amount of $8,000,000, each dated June 11, 1993, made by Borrower originally to the order of Internationale Nederlanden Bank, N.V., New York Branch ("ING Bank"), which was assigned by ING Bank to ING Capital, which notes were made in renewal, extension and restatement of (but not in extinguishment or novation of): (4) that certain promissory note dated as of May 8, 1990 in the original principal amount of $25,000,000, made by Borrower originally to the order of Manufacturers Hanover Trust Company ("MHTC"), which was assigned by MHTC to ING Bank.


58704 08037 CORP 133021
                                        3

         THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.

                                                     CAIRN ENERGY USA, INC.


                                                     By:
                                                          J. Munro M. Sutherland
                                                          Senior Vice President

58704 08037 CORP 133021
                                        4

                                   EXHIBIT A-2


                                 PROMISSORY NOTE
                                  (FACILITY B)

$_________________              New York, New York            November 7, 1996

         FOR VALUE RECEIVED, the undersigned, Cairn Energy USA, Inc., a Delaware corporation (herein called "Borrower"), hereby promises to pay to the order of ____________________________, a ____________________ (herein called "Lender"), the principal sum of  ______________________________  Dollars ($__________), or,
if greater or less, the aggregate unpaid principal amount of the Facility B Loan made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of the Agent under the Credit Agreement, 135 East 57th Street, New York, New York or at such other place within New York, New York, as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Credit Agreement dated December 20, 1994 among Borrower, Internationale Nederlanden (U.S.) Capital Corporation, as Agent, and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a "Facility B Note" as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

         For the purposes of this Note, the following terms have the meanings assigned to them below:

                  "Base Rate Payment Date" means (i) the last day of each March, June, September and December, beginning December 31, 1996, and (ii) any day on which past due interest or principal is owed hereunder and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal hereon shall be deferred from one Base Rate Payment Date to another day, such other day shall also be a Base Rate Payment Date.


58704 08037 CORP 133021
                                        1

                  "Fixed Rate Payment Date" means, with respect to any Fixed Rate Portion: (i) the day on which the related Interest Period ends (and, if such Interest Period is three months or longer, the three-month anniversary of the first day of such Interest Period), and
         (ii) any day on which past due interest or past due principal is owed hereunder with respect to such Fixed Rate Portion and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal with respect to such Fixed Rate Portion shall be deferred from one Fixed Rate Payment Date to another day, such other day shall also be a Fixed Rate Payment Date.

         On December 31, 1997 the unpaid principal balance of this Note and all interest accrued hereon shall be due and payable in full.

         The Base Rate Portion of the Facility B Loan (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the Base Rate in effect on such day. On each Base Rate Payment Date Borrower shall pay to the holder hereof all unpaid interest which has accrued on the Base Rate Portion to but not including such Base Rate Payment Date. Each Fixed Rate Portion of the Facility B Loan (exclusive of any past due principal or interest) shall bear interest on each day during the related Interest Period at the related Fixed Rate in effect on such day. On each Fixed Rate Payment Date relating to such Fixed Rate Portion Borrower shall pay to the holder hereof all unpaid interest which has accrued on such Fixed Rate Portion to but not including such Fixed Rate Payment Date. All past due principal of and past due interest on the Facility B Loan shall bear interest on each day outstanding at the Late Payment Rate in effect on such day, and such interest shall be due and payable daily as it accrues. Notwithstanding the foregoing provisions of this paragraph: (a) this Note shall never bear interest in excess of the Highest Lawful Rate, and (b) if at any time the rate at which interest is payable on this Note is limited by the Highest Lawful Rate (by the foregoing clause (a) or by reference to the Highest Lawful Rate in the definitions of Base Rate, Fixed Rate, and Late Payment Rate), this Note shall bear interest at the Highest Lawful Rate and shall continue to bear interest at the Highest Lawful Rate until such time as the total amount of interest accrued hereon equals (but does not exceed) the total amount of interest which would have accrued hereon had there been no Highest Lawful Rate applicable hereto.

         Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

         If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

58704 08037 CORP 133021
                                        2

         Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.

                                                     CAIRN ENERGY USA, INC.


                                                     By:
                                                          J. Munro M. Sutherland
                                                          Senior Vice President

58704 08037 CORP 133021
                                        3

                                    EXHIBIT B

                              REQUEST FOR ADVANCES

         Reference is made to that certain Credit Agreement dated as of December 20, 1994 (as from time to time amended, the "Agreement"), by and among Cairn Energy USA, Inc. ("Borrower"), Internationale Nederlanden (U.S.) Capital Corporation, as Agent, and certain financial institutions ("Lenders"). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement. Pursuant to the terms of the Agreement Borrower hereby requests Lenders to make Facility [A/B] Advances to Borrower in the aggregate principal amount of $__________ and specifies ____________, 199__, as the date Borrower desires for Lenders to make such Advances and for Agent to deliver to Borrower the proceeds thereof.

         To induce Lenders to make such Advances, Borrower hereby represents, warrants, acknowledges, and agrees to and with Agent and each Lender that:

                  (a) The officer of Borrower signing this instrument is the duly elected, qualified and acting officer of Borrower as indicated below such officer's signature hereto having all necessary authority to act for Borrower in making the request herein contained.

                  (b) The representations and warranties of Borrower set forth in the Agreement and the other Loan Documents are true and correct on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Agreement), with the same effect as though such representations and warranties had been made on and as of the date hereof.

                  (c) There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in Section 9.1(a) of the Agreement; nor will any such Default exist upon Borrower's receipt and application of the Advances requested hereby. Borrower will use the Advances hereby requested in compliance with Section 2.3 of the Agreement.

                  (d) Except to the extent  waived in  writing  as  provided  in
         Section 9.1(a) of the Agreement, Borrower has performed and complied with all agreements and conditions in the Agreement required to be performed or complied with by Borrower on or prior to the date hereof, and each of the conditions precedent to Advances contained in the Agreement remains satisfied.

                  [(e) The sum of (i) the aggregate unpaid principal balances of the Facility A Loans, after the making of the Facility A Advances requested hereby, plus (ii) the aggregate amount of LC Obligations at such time, will not be in excess of the Borrowing Base on the date requested for the making of such Facility A Advances.]
                  or

58704 08037 CORP 133021
                                        1

                  [(e) The aggregate unpaid principal balances of the Facility B Loans, after the making of the Facility B Advances requested hereby, will not be in excess of the Facility B Maximum Loan Amount on the date requested for the making of such Facility B Advances.]

                  (f) The Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section 9.1(a) of the Agreement. The Agreement and the other Loan Documents are hereby ratified, approved, and confirmed in all respects.

         The officer of Borrower signing this instrument as an officer and not individually hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgements, and agreements of Borrower are true, correct and complete.

         IN WITNESS WHEREOF, this instrument is executed by the undersigned, only as an officer of Borrower and not individually, as of ____________, 199__.

                                                     CAIRN ENERGY USA, INC.


                                                     By:
                                                          Name:
                                                          Title:

58704 08037 CORP 133021
                                        2

                                 PROMISSORY NOTE
                                  (FACILITY A)

$30,000,000                     New York, New York              November 7, 1996

         FOR VALUE RECEIVED, the undersigned, Cairn Energy USA, Inc., a Delaware corporation (herein called "Borrower"), hereby promises to pay to the order of ING (U.S.) CAPITAL CORPORATION, a Delaware corporation (herein called "Lender"), the principal sum of Thirty Million Dollars ($30,000,000), or, if greater or less, the aggregate unpaid principal amount of the Facility A Loan made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of the Agent under the Credit Agreement, 135 East 57th Street, New York, New York or at such other place within New York, New York, as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Credit Agreement dated December 20, 1994 among Borrower, Internationale Nederlanden (U.S.) Capital Corporation, as Agent, and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a "Facility A Note" as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

         For the purposes of this Note, the following terms have the meanings assigned to them below:

                  "Base Rate Payment Date" means (i) the last day of each March, June, September and December, beginning December 31, 1996, and (ii) any day on which past due interest or principal is owed hereunder and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal hereon shall be deferred from one Base Rate Payment Date to another day, such other day shall also be a Base Rate Payment Date.

58704 08037 CORP 133021
                                        1

                                 PROMISSORY NOTE
                                  (FACILITY B)

$5,000,000                      New York, New York              November 7, 1996

         FOR VALUE RECEIVED, the undersigned, Cairn Energy USA, Inc., a Delaware corporation (herein called "Borrower"), hereby promises to pay to the order of ING (U.S.) CAPITAL CORPORATION, a Delaware corporation (herein called "Lender"), the principal sum of Five Million Dollars ($5,000,000), or, if greater or less, the aggregate unpaid principal amount of the Facility B Loan made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of the Agent under the Credit Agreement, 135 East 57th Street, New York, New York or at such other place within New York, New York, as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Credit Agreement dated December 20, 1994 among Borrower, Internationale Nederlanden (U.S.) Capital Corporation, as Agent, and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a "Facility B Note" as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

         For the purposes of this Note, the following terms have the meanings assigned to them below:

                  "Base Rate Payment Date" means (i) the last day of each March, June, September and December, beginning December 31, 1996, and (ii) any day on which past due interest or principal is owed hereunder and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal hereon shall be deferred from one Base Rate Payment Date to another day, such other day shall also be a Base Rate Payment Date.

58704 08037 CORP 133021
                                        1

                                 PROMISSORY NOTE
                                  (FACILITY A)

$22,500,000                    New York, New York               November 7, 1996

         FOR VALUE RECEIVED, the undersigned, Cairn Energy USA, Inc., a Delaware corporation (herein called "Borrower"), hereby promises to pay to the order of MEESPIERSON N.V. (herein called "Lender"), the principal sum of Twenty-Two Million Five Hundred Thousand Dollars ($22,500,000), or, if greater or less, the aggregate unpaid principal amount of the Facility A Loan made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of the Agent under the Credit Agreement, 135 East 57th Street, New York, New York or at such other place within New York, New York, as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Credit Agreement dated December 20, 1994 among Borrower, Internationale Nederlanden (U.S.) Capital Corporation, as Agent, and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a "Facility A Note" as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

         For the purposes of this Note, the following terms have the meanings assigned to them below:

                  "Base Rate Payment Date" means (i) the last day of each March, June, September and December, beginning December 31, 1996, and (ii) any day on which past due interest or principal is owed hereunder and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal hereon shall be deferred from one Base Rate Payment Date to another day, such other day shall also be a Base Rate Payment Date.

58704 08037 CORP 133021
                                        1

                                 PROMISSORY NOTE
                                  (FACILITY B)

$4,500,000                      New York, New York             November 7, 1996

         FOR VALUE RECEIVED, the undersigned, Cairn Energy USA, Inc., a Delaware corporation (herein called "Borrower"), hereby promises to pay to the order of MEESPIERSON N.V. (herein called "Lender"), the principal sum of Four Million Five Hundred Thousand Dollars ($4,500,000), or, if greater or less, the aggregate unpaid principal amount of the Facility B Loan made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of the Agent under the Credit Agreement, 135 East 57th Street, New York, New York or at such other place within New York, New York, as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Credit Agreement dated December 20, 1994 among Borrower, Internationale Nederlanden (U.S.) Capital Corporation, as Agent, and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a "Facility B Note" as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

         For the purposes of this Note, the following terms have the meanings assigned to them below:

                  "Base Rate Payment Date" means (i) the last day of each March, June, September and December, beginning December 31, 1996, and (ii) any day on which past due interest or principal is owed hereunder and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal hereon shall be deferred from one Base Rate Payment Date to another day, such other day shall also be a Base Rate Payment Date.

58704 08037 CORP 133021
                                        1

                                 PROMISSORY NOTE
                                  (FACILITY A)

$22,500,000                    New York, New York               November 7, 1996

         FOR VALUE RECEIVED, the undersigned, Cairn Energy USA, Inc., a Delaware corporation (herein called "Borrower"), hereby promises to pay to the order of CREDIT LYONNAIS NEW YORK BRANCH (herein called "Lender"), the principal sum of Twenty-Two Million Five Hundred Thousand Dollars ($22,500,000), or, if greater or less, the aggregate unpaid principal amount of the Facility A Loan made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of the Agent under the Credit Agreement, 135 East 57th Street, New York, New York or at such other place within New York, New York, as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Credit Agreement dated December 20, 1994 among Borrower, Internationale Nederlanden (U.S.) Capital Corporation, as Agent, and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a "Facility A Note" as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

         For the purposes of this Note, the following terms have the meanings assigned to them below:

                  "Base Rate Payment Date" means (i) the last day of each March, June, September and December, beginning December 31, 1996, and (ii) any day on which past due interest or principal is owed hereunder and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal hereon shall be deferred from one Base Rate Payment Date to another day, such other day shall also be a Base Rate Payment Date.

58704 08037 CORP 133021
                                        1

                                 PROMISSORY NOTE
                                  (FACILITY B)

$4,500,000                     New York, New York              November 7, 1996

         FOR VALUE RECEIVED, the undersigned, Cairn Energy USA, Inc., a Delaware corporation (herein called "Borrower"), hereby promises to pay to the order of CREDIT LYONNAIS NEW YORK BRANCH (herein called "Lender"), the principal sum of Four Million Five Hundred Thousand Dollars ($4,500,000), or, if greater or less, the aggregate unpaid principal amount of the Facility B Loan made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of the Agent under the Credit Agreement, 135 East 57th Street, New York, New York or at such other place within New York, New York, as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Credit Agreement dated December 20, 1994 among Borrower, Internationale Nederlanden (U.S.) Capital Corporation, as Agent, and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a "Facility B Note" as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

         For the purposes of this Note, the following terms have the meanings assigned to them below:

                  "Base Rate Payment Date" means (i) the last day of each March, June, September and December, beginning December 31, 1996, and (ii) any day on which past due interest or principal is owed hereunder and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal hereon shall be deferred from one Base Rate Payment Date to another day, such other day shall also be a Base Rate Payment Date.

58704 08037 CORP 133021
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